Acquisitions	9 Months Ended
Sep. 30, 2014
Acquisitions [Abstract]
Acquisitions

Note 2. Acquisitions

Solid Concepts transaction

 On July 14, 2014 (the “Solid Concepts transaction date”), the Company completed the acquisition of 100% of the outstanding shares of Solid Concepts Inc. (“Solid Concepts”), an independent additive manufacturing service bureau for a total consideration of approximately $187.0 million. This transaction, together with the Harvest transaction, which is described below, is expected to enable the Company to expand its existing digital manufacturing service business, creating a leading strategic platform to meet a broad range of customers' additive manufacturing needs and provide opportunities to leverage manufacturing services capabilities.

In exchange for 100% of the outstanding shares of Solid Concepts the Company issued 978,601 ordinary shares, paid cash upon closing and is obligated to pay additional cash payment deferred for six months, as well as, deferred payments in three separate annual installments after the Solid Concepts transaction date (“deferred payments”). Subject to certain requirements for cash payments, the Company retains the discretion to settle the deferred payments in its shares, cash or any combination of the two. The deferred payments are also subject to certain adjustments based on the Company's share price.

The Solid Concepts transaction is reflected in accordance with ASC Topic 805, "Business Combinations”, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Solid Concepts stockholders for the Solid Concepts transaction (in thousands):

Issuance of ordinary shares	$97,869
Cash payments	40,780
Restricted payment	3,839
Deferred payments	44,525
Total fair value of consideration transferred	$187,013

The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date.

The fair value of the deferred payments was determined based on the closing market price of the Company's ordinary shares on the Solid Concepts transaction date, adjusted to reflect discount for lack of marketability for the applicable periods. Based on the Company's share price as of September 30, 2014, the total undiscounted amount of the deferred payments is approximately $60.2 million. The deferred payments are recognized as liabilities at fair value in the Company's consolidated balance sheets and are classified under short-term and long term obligations in connection with acquisitions. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. During the third quarter of 2014, the Company recorded an expense of $7.5 million due to the revaluation of the deferred payments.

Under the terms of the definitive agreement, certain of Solid Concepts' employees may also qualify for retention-related and other payments of $76.4 million, based on the Company's share price as of the Solid Concepts transaction date, of which, $19.0 million was paid in cash upon closing and were expensed as incurred. The remaining $57.4 million will be paid in three separate annual installments.

Subject to certain requirements for cash payments, the Company retains the discretion to settle any of the amounts payable under the definitive agreement in its shares, cash or any combination of the two. These amounts are also subject to certain adjustments based on the Company's share price. Expense due to retention-related payments of $8.5 million was recorded during the third quarter of 2014 from the Solid Concepts transaction date through September 30, 2014. Based on the Company's share price as of September 30, 2014, the total future retention-related payments will amount to approximately $65.4 million.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Solid Concepts transaction date. The estimated fair values are preliminary and based on the information that was available as of September 30, 2014. Thus the measurements of fair value reflected are subject to changes and such changes could be significant. The allocation of the purchase price to assets acquired and liabilities assumed is as follows (in thousands):

Allocation of Purchase Price
Cash and cash equivalents	$3,225
Accounts receivable, net	8,793
Inventories	2,391
Other assets	1,506
Property, plant and equipment	14,975
Other intangible assets	37,606
Goodwill	126,372
Total assets acquired	194,868
Accounts payable	3,055
Accrued expenses and other current liabilities	4,281
Total liabilities assumed	7,336
Non controlling interest	519
Net assets acquired	$187,013

The allocation of the purchase price to the net assets acquired and liabilities assumed resulted in the recognition of the following intangible assets (in thousands):

	Amount	Weighted Average Life - Years
Customer relationships - additive manufacturing	21,578	6.5
Customer relationships - traditional	14,899	6.5
Total	$36,477

The fair values of the customer relationships agreements were estimated using a discounted cash flow method with the application of the multi-period excess earnings method. Under this method, an intangible asset's fair value is equal to the present value of the incremental after-tax cash flows attributable only to the subject intangible asset after deducting contributory asset charges.

The useful life of the intangible assets for amortization purposes was determined considering the period of expected cash flows used to measure the fair value of the intangible assets adjusted as appropriate for the entity-specific factors, including legal, regulatory, contractual, competitive, economic or other factors that may limit the useful life of intangible assets.

The goodwill recognized as a result of the Solid Concepts transaction is attributable primarily to the strategic and synergistic opportunities in the entry level portion of the additive manufacturing spectrum, cross-selling synergies, expanded solutions portfolio, assembled workforce and economies of scale. The related goodwill and intangible assets are deductible for tax purposes.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and Solid Concepts. The unaudited pro forma condensed financial results have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of Solid Concepts occurred on January 1, 2013, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and expected realization of cost savings or synergies associated with the acquisition.

Unaudited supplemental pro forma combined results of operations (in thousands, except per share data):

	Three months ended		Nine months ended
	September 30,		September 30,
	2014	2013	2014	2013
Net sales	$205,356	$142,010	$568,274	$375,985
Net loss attributable to Stratasys Ltd.	(18,203)	(12,347)	(15,590)	(56,459)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(0.36)	$(0.29)	$(0.31)	$(1.39)

Adjustments for the supplemental pro forma combined results of operations are as follows (in thousands):

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Supplemental pro forma combined results of operations:
Adjustments due to amortization of intangibles	$69	$1,612	$2,893	$4,835
Adjsutments due to retention bonuses	(3,993)	9,986	5,086	29,959
Adjustments due to expenses related to business combination
(deal fees and other integration expenses)	(21,362)	(220)	(26,327)	19,369
Adjustments due to financial expenses related to Solid Concept's debts	(182)	(79)	(406)	(254)
Taxes related adjustments to the supplemental pro forma	8,883	(4,320)	5,519	(20,382)
	$(16,585)	$6,979	$(13,235)	$33,527

The results of Solid Concepts' operations have been included in the Company's condensed consolidated financial statements commencing July 14, 2014.

GrabCAD transaction

On September 22, 2014 the Company acquired 100% of the outstanding shares of GradCAD Inc. (“GrabCAD”), which operates GrabCAD Workbench, a cloud based 3D computer aided-design (“CAD”) collaboration platform enabling engineering teams to manage, share and view CAD files as well as enhancing collaboration tools and improving accessibility relating to 3D CAD content.

GrabCAD is expected to contribute accelerated innovation and increased value to a growing universe of customers seeking to utilize 3D printing solutions in the 3D ecosystem.

Under the terms of the definitive agreement with GrabCAD, certain of GrabCAD's employees may also qualify for certain retention-related payments.

Harvest transaction

On August 1, 2014, the Company acquired 100% of the outstanding shares of Harvest Technologies Inc. (“Harvest”), a specialty additive manufacturing service bureau. This transaction, together with Solid Concepts transaction is expected to enable the Company to expand its existing digital manufacturing service business and to enhance its expertise in parts production, as well as materials and systems knowhow.  Under the terms of the definitive agreement with Harvest, certain of Harvest's employees may also qualify for certain retention-related payments.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

MakerBot Europe transaction

     On August 1, 2014 the Company acquired certain assets of HAFNER'S BÜRO, which is MakerBot's reseller in Germany. This acquisition will enable the Company to expand its desktop 3D printing operations throughout the European market.

 The Company accounted for this transaction as a business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

Interfacial Solutions transaction

In April 2014, the Company acquired certain assets of Interfacial Solutions LLC (“Interfacial Solutions”), a privately held provider of thermoplastics research and development and production services. This transaction is designed to strengthen the Company's materials research and development skills and enable it to become vertically integrated in material development and manufacturing and also increase materials production space and capacity.

The Company accounted for this transaction as business combination. The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Financial information giving effect to this business combination has not been provided as the acquisition is not material.

MakerBot transaction

     On August 15, 2013 (“MakerBot transaction date”) the Company acquired privately held Cooperation Technology Corporation (“MakerBot”) for an aggregate purchase price of $493.7 million (“MakerBot transaction”), which was calculated based on the Company's share price as of the MakerBot transaction date.

     The acquisition consideration was attributed to net assets on the basis of the fair value of assets acquired and liabilities assumed based on an appraisal performed by management, which included a number of factors, including the assistance of independent appraisers.

Under the transaction agreement,  MakerBot stockholders were eligible for two earn-out payments. The first was for the six-month period ended December 31, 2013, which amounted to $10.8 million and which was paid in cash during April 2014. The second earn-out period is for the year ended December 31, 2014, for which MakerBot stockholders could qualify for a total payment of up to approximately 800,000 of the Company's ordinary shares, depending on the level of achievement of financial metrics for the period. The second earn-out payment, if earned, will be made in the Company's ordinary shares or cash, or a combination thereof, at the Company's discretion.

The fair value of the earn-out obligations for the second earn-out payment is based on management's assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. Because the amount of the earn-out obligation is based on the Company's ordinary shares, changes in the price of the Company's ordinary shares through the earn-out determination date will change the dollar obligation. Management re-measures the fair value of the earn-out obligations at the end of each reporting period, with any changes in fair value being recorded in that period's statement of operations. The fair value was estimated based on a Monte Carlo simulation, under which many scenarios are computed to measure possible outcomes of the financial metrics and the likelihood of occurrence. The resultant probability-weighted financial metrics are then applied to the earn-out formula to determine the cash flows under the earn-out. Those cash flows were then discounted using rates of the yields for U.S. treasury bonds with similar terms to maturity. This fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy. The Company estimates the fair value of the earn-out obligation for the second earn-out period to be approximately $9.5 million, as of September 30, 2014.

Certain MakerBot employees participate in a performance bonus plan in connection with the MakerBot transaction. Participating employees are entitled, contingent on certain continuing employment conditions, to bonus payments of compensation that in the aggregate will equal, dollar-for-dollar, the actual amounts determined in the earn-out calculation. The bonus payments for the second earn-out period, if earned, will be made in the Company's shares or cash, or a combination thereof, at the Company's discretion.

The unaudited pro forma condensed financial results have been prepared using the acquisition method of accounting and are based on the historical financial information of the Company and MakerBot. The unaudited pro forma condensed financial results presented below have been prepared for illustrative purposes only and do not purport to be indicative of the results of operations that actually would have resulted had the acquisition of MakerBot occurred on January 1, 2012, or of future results of the combined entities. The unaudited pro forma condensed financial information does not reflect any operating efficiencies and cost savings that may be realized from the integration of the acquisition.

Unaudited supplemental pro forma combined results of operations (in thousands, except per share data):

	Three months ended September 30, 2013	Nine months ended September 30, 2013
Net sales	$131,170	$363,161
Net loss attributable to Stratasys Ltd.	(6,108)	(27,165)
Net loss per ordinary share attributable to Stratasys Ltd.- basic and diluted	$(0.14)	$(0.63)

Adjustments for the supplemental pro forma combined results of operations are as follows (in thousands):

	Three months ended September 30, 2013	Nine months ended September 30, 2013

Increase in amortization of intangibles	$(3,779)	$(13,841)
Adjust performance bonus expenses	1,597	(5,001)
Adjust expenses related to business combination
(deal fees, inventory, interest and deferred revenues step-up)	3,069	8,508
Adjust taxes related to the adjustments to the supplemental pro forma	1,118	6,672
	$2,005	$(3,662)

Other transactions

In October 2013, the Company acquired all non-controlling interests of its investment in Stratasys Japan Co. Ltd., for a total purchase price of approximately $2 million which was paid during the first quarter of 2014. Prior to the acquisition, the Company owned 51% of the Japanese company. The excess of the purchase price over the carrying value of the non-controlling interests was credited to additional paid-in capital. This acquisition enabled the Company to expand its Japanese operations.

In January 2014, the Company purchased certain assets, including customer service contracts and inventory, from its local channel partner in South Korea, Sysopt Engineering Co. Ltd. The acquisition enables the Company to expand its South Korean operations.